EXHIBIT 99.1

Ranger Energy Services Appoints Melissa Cougle as New Chief Financial Officer
HOUSTON, TX--(June 7, 2021) - Ranger Energy Services, Inc. (NYSE: RNGR) (“Ranger” or the “Company”) announced today the appointment of Melissa Cougle to the position of Chief Financial Officer (“CFO”), effective June 15, 2022. Ms. Cougle succeeds Brandon Blossman, who will be stepping down as Ranger’s CFO to pursue other opportunities, effective June 10, 2022.
Ms. Cougle brings nearly two decades of finance leadership experience in the energy and oilfield services industry, including CFO roles at Frank’s International and National Energy Services Reunited. She also serves on the boards of both Tidewater Incorporated and the Energy Workforce & Technology Council. She brings a deep public company finance background including strategic planning, accounting, financial analysis, public company reporting and internal financial controls.
“This is an exciting time for the Company on the heels of our recent acquisitions, which have positioned the Company for meaningful growth and cash flow generation in the quarters and years ahead,” commented Stuart Bodden, President and Chief Executive Officer of Ranger. “Melissa’s past positions give her significant strategic insight into the role of corporate finance within an oilfield services company, and I am confident that she will bring fresh new perspectives to our leadership team following our significant growth and expansion of our shareholder base. We are confident in our strategy, and I look forward to working with Melissa and the rest of the executive team to continue building a sustainable, high returns business centered on top quality clients, excellent service and assets, effective technologies, efficient operations and processes, and ESG stewardship.”
“We thank Brandon for his leadership over the past four years,” stated Bill Austin, Chairman of the Board. “His work at Ranger reflects his integrity and drive as a leader and we wish him great success in his future endeavors. We appreciate Brandon’s support as we have integrated several transformational acquisitions while maintaining strong operational and financial performance and a solid balance sheet.”

About Ranger Energy Services, Inc.
Ranger is one of the largest providers of high specification mobile rig well services, cased hole wireline services, and ancillary services in the U.S. oil and gas industry. Our services facilitate operations throughout the lifecycle of a well, including the completion, production, maintenance, intervention, workover and abandonment phases.
Cautionary Statement Concerning Forward-Looking Statements
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements represent Ranger’s expectations or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ranger’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements.
Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Ranger does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for Ranger to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in our filings with the Securities and Exchange Commission. The risk factors and other factors noted in Ranger’s filings with the SEC could cause its actual results to differ materially from those contained in any forward-looking statement.

Company Contact:
Shelley M. Weimer
VP of External Reporting & Compliance
(713) 935-8900
Shelley.Weimer@rangerenergy.com